UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 6, 2026

Octave Specialty Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

40 Wall Street	New York	NY	10005
(Address of principal executive offices)

(212)	658-7470
(Registrant's telephone number, including area code)

Ambac Financial Group, Inc.
Former Name

One World Trade Center	New York	NY	10007
Former Address
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	OSG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to

Section 13(a) of the Exchange Act.	☐

Explanatory Note
On October 31, 2025, Octave Specialty Group. (the “Company”) completed its previously announced acquisition of Armada Corp Capital, LLC (“ArmadaCorp) pursuant to the Membership Interest Purchase Agreement dated October 31, 2025 for total consideration of approximately $250.0 million in cash, financed in part with borrowings of $120.0 million made concurrent with the acquisition (the “ArmadaCorp Transaction”).

Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
The unaudited consolidated financial statements as of and for the nine months ended September 30, 2025 and 2024, prepared in accordance with generally accepted accounting principles in the United States, and the notes related thereto, are filed as Exhibit 99.1 to this report and incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma combined financial information of the Company, which give effect to the ArmadaCorp Transaction include the unaudited pro forma combined balance sheet as of September 30, 2025 and the unaudited pro forma combined statements of operations for the year ended December 31, 2024 and the nine months ended September 30, 2025 and the notes related thereto, are filed as Exhibit 99.2 to this report and incorporated herein by reference.
(d) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K
EXHIBIT INDEX

Exhibit Number	Exhibit Description
23.1	Consent of PricewaterhouseCoopers LLP dated January 6, 2026
99.1	Unaudited consolidated financial statements of ArmadaCorp Capital, LLC and Subsidiaries D/B/A Armada Global as and for the nine months ended September 30, 2025 and 2024
99.2	Unaudited pro forma combined financial information of the Company for the year ended December 31, 2024 and the nine months ended September 30, 2025
99.3	Audited consolidated financial statements of ArmadaCorp Capital, LLC and Subsidiaries D/B/A Armada Global as and for the years ended December 31, 2024 and 2023
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags or embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated:	January 6, 2026	By:	/s/ William J. White
William J. White
First Vice President, Secretary and Assistant General Counsel
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